                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   November 29, 2006
                                  ----------------------------------------------

                     Banc of America Funding 2006-8T2 Trust
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                     (Exact Name of Issuing Entity as Specified in Charter)

                     Banc of America Funding Corporation
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                     (Exact Name of Depositor as Specified in Charter)

                     Bank of America, National Association
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                     (Exact Name of Sponsor as Specified in Charter)

               New York             333-130536-12              56-139-0085
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(State or Other Jurisdiction of   (Commission File Number   (I.R.S. Employer
Incorporation of Issuing Entity)  of Issuing Entity)       Identification No. of
                                                              Depositor)

214 North Tryon Street, Charlotte, North Carolina              28255
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(Address of Principal Executive Offices)                     (Zip Code)


Depositor's telephone number, including area code           (704) 386-2400
                                                  ------------------------------


                                       N/A
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          (Former Name or Former Address, if Change Since Last Report:)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

     Attached as Exhibit 4.1 is the pooling and servicing agreement, dated November 29, 2006 (the "Pooling and Servicing Agreement"), among Banc of America Funding Corporation (the "Company"), as depositor, Wells Fargo Bank, N.A. ("Wells Fargo"), as master servicer and as securities administrator, and U.S. Bank National Association, as trustee. The Pooling and Servicing Agreement governs the Banc of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2006-8T2 (the "Certificates"), issued on November 29, 2006, including the (i) Class A-R, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates (the "Public Certificates"), having an aggregate initial class balance of
$330,665,100 and (ii) the Class B-1, Class CE and Class P Certificates (the "Private Certificates"), having an aggregate initial class balance of $1,500,100.

     The Public Certificates were sold to Banc of America Securities LLC ("BAS") pursuant to an underwriting agreement, dated November 28, 2006 (the "Underwriting Agreement"), between the Company and BAS. A copy of the Underwriting Agreement is attached as Exhibit 1.1.

     On November 29, 2006, the Private Certificates were sold to BAS in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The net proceeds of the sale of these certificates were applied to purchase the mortgage loans from the sponsor.

     The mortgage loans underlying the Certificates (i) are serviced by Bank of America, National Association ("BANA") pursuant to the servicing agreement, dated November 29, 2006, between the Company and BANA, a copy of which is attached as Exhibit 10.1, (ii) were acquired by BANA from PHH Mortgage Corporation ("PHH Mortgage") and are serviced by PHH Mortgage pursuant to the Mortgage Loan Flow Purchase, Sale and Servicing Agreement, as amended, dated as of August 1, 2005, by and among BANA, PHH Mortgage and Bishop's Gate Residential Mortgage Trust, a copy of which is attached as Exhibit 10.2 or (iii) were acquired by BANA pursuant to various underlying sale agreements and are serviced by Wells Fargo pursuant to the servicing agreement, dated as of July 1, 2006, by and between BANA and Wells Fargo, a copy of which is attached as Exhibit 10.3.

     The mortgage loans underlying the Certificates were purchased by the Company from BANA pursuant to a mortgage loan purchase agreement, dated November 29, 2006 (the "Mortgage Loan Purchase Agreement"), between the Company and BANA. A copy of the Mortgage Loan Purchase Agreement is attached as Exhibit 4.2.

     Wells Fargo Bank, N.A., as supplemental interest trust trustee, on behalf of the Banc of America Funding 2006-8T2 Supplemental Interest Trust, entered into an interest rate swap agreement (the "Interest Rate Swap Agreement") with Bank of America, National Association, as counterparty, for the benefit of the holders of certain classes of Offered Certificates. A draft copy of the Interest Rate Swap Agreement is attached as Exhibit 10.4, and a final execution copy of the Interest Rate Swap Agreement will be filed as a Form 8K/A when available.

Item 9.01  Financial Statements and Exhibits

               (c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

                    1.1  Underwriting   Agreement,   dated  November  28,  2006,
                         between Banc of America Funding Corporation and Banc of America Securities LLC (including exhibits).

                    4.1 Pooling and Servicing Agreement, dated November 29, 2006, by and among Banc of America Funding Corporation, Wells Fargo Bank, N.A. and U.S. Bank National Association (including exhibits).

                    4.2 Mortgage Loan Purchase Agreement, dated November 29, 2006, between Banc of America Funding Corporation and Bank of America, National Association (including exhibits).

                    10.1 Servicing  Agreement,  dated November 29, 2006, between
                         Banc  of  America  Funding   Corporation  and  Bank  of
                         America, National Association (including exhibits).

                    10.2 (A) Mortgage  Loan Flow  Purchase,  Sale and  Servicing
                         Agreement, dated as of August 1, 2005, by and among Bank of America, National Association, PHH Mortgage
                         Corporation  and  Bishop's  Gate  Residential  Mortgage
                         Trust.

                         (B) Amendment No. 1, dated as of January 30, 2006, by and among Bank of America, National Association, PHH Mortgage Corporation and Bishop's Gate Residential Mortgage Trust.

                         (C) Regulation AB Compliance Addendum to the Mortgage Loan Flow Purchase, Sale and Servicing Agreement, dated as of January 1, 2006, by and among Bank of America, National Association, PHH Mortgage Corporation and Bishop's Gate Residential Mortgage Trust.

                         (D) Assignment, Assumption and Recognition Agreement, dated November 29, 2006, among Bank of America, National Association, Banc of America Funding
                         Corporation, U.S. Bank National Association, Wells Fargo Bank, N.A. and PHH Mortgage Corporation.

                    10.3 (A) Servicing  Agreement,  dated as of July 1, 2006, by and between Bank of America, National Association and Wells Fargo Bank, N.A.

                         (B) Assignment, Assumption and Recognition Agreement, dated November 29, 2006, among Bank of America, National Association, Banc of America Funding Corporation, U.S. Bank National Association and Wells Fargo Bank, N.A.

                    10.4 Draft  of  the  Interest  Rate  Swap  Agreement,  dated
                         November 29, 2006, between Wells Fargo Bank, N.A. and Bank of America, National Association.

                            Signature page to follow

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            BANC OF AMERICA FUNDING CORPORATION

                                            By:    /s/ Scott Evans
                                                --------------------------------
                                            Name: Scott Evans

                                            Title:   Senior Vice President



Date:  November 29, 2006

                       BANC OF AMERICA FUNDING CORPORATION

                                  EXHIBIT INDEX

           Exhibit No.              Exhibit Description                                         Paper (P) or
                                                                                                Electronic (E)

           1.1                      Underwriting Agreement, dated November 28, 2006, between             E
                                    Banc of America Funding Corporation and Banc of America
                                    Securities LLC (including exhibits).
           4.1                      Pooling and Servicing Agreement, dated November 29, 2006,            E
                                    by and among Banc of America Funding Corporation, Wells
                                    Fargo Bank, N.A. and U.S. Bank National Association
                                    (including exhibits).
           4.2                      Mortgage Loan Purchase Agreement, dated November 29,                 E
                                    2006, between Banc of America Funding Corporation and
                                    Bank of America, National Association (including
                                    exhibits).
           10.1                     Servicing Agreement, dated November 29, 2006, between                E
                                    Banc of America Funding Corporation and Bank of America,
                                    National Association (including exhibits).
           10.2(A)                  Mortgage Loan Flow Purchase, Sale and Servicing                      E
                                    Agreement, dated as of August 1, 2005, by and among Bank
                                    of America, National Association, PHH Mortgage
                                    Corporation and Bishop's Gate Residential Mortgage Trust.
           10.2(B)                  Amendment No. 1, dated as of January 30, 2006, by and                E
                                    among Bank of America, National Association, PHH Mortgage
                                    Corporation and Bishop's Gate Residential Mortgage Trust.
           10.2(C)                  Regulation AB Compliance Addendum to the Mortgage Loan               E
                                    Flow Purchase, Sale and Servicing Agreement, dated as of
                                    January 1, 2006, by and among Bank of America, National
                                    Association, PHH Mortgage Corporation and Bishop's Gate
                                    Residential Mortgage Trust.
           10.2(D)                  Assignment, Assumption and Recognition Agreement, dated              E
                                    November 29, 2006, among Bank of America, National
                                    Association, Banc of America Funding Corporation, U.S.
                                    Bank National Association, Wells Fargo Bank, N.A. and PHH
                                    Mortgage Corporation.


           10.3(A)                  Servicing Agreement, dated as of July 1, 2006, by and                E
                                    between Bank of America, National Association and Wells
                                    Fargo Bank, N.A.
           10.3(B)                  Assignment, Assumption and Recognition Agreement, dated              E
                                    November 29, 2006, among Bank of America, National
                                    Association, Banc of America Funding Corporation, U.S.
                                    Bank National Association and Wells Fargo Bank, N.A.
           10.4                     Draft of the Interest Rate Swap Agreement, dated                     E
                                    November 29, 2006,  between Wells Fargo Bank, N.A.
                                    and Bank of America, National Association.